COLUMBIA FUNDS INSTITUTIONAL TRUST

Supplement dated June 4, 2008 to the Prospectuses and Statements of Additional

Information dated December 1, 2007

CMG Core Bond Fund

CMG Enhanced S&P 500 ® Index Fund

CMG High Yield Fund

CMG International Stock Fund

CMG Large Cap Growth Fund

CMG Large Cap Value Fund

CMG Mid Cap Growth Fund

CMG Mid Cap Value Fund

CMG Short Term Bond Fund

CMG Small/Mid Cap Fund

CMG Small Cap Growth Fund

CMG Small Cap Value Fund

CMG Strategic Equity Fund

CMG Ultra Short Term Bond Fund

The second paragraph under the section entitled “Management of the Fund – Primary Service Providers – The Advisor” in the above prospectuses is hereby revised and replaced in its entirety with the following language:

Subject to oversight by the Board, the Advisor manages the day-to-day operations of the Fund, determining what securities and other investments the Fund should buy or sell and executing the Fund’s portfolio transactions. Although the Advisor is responsible for the investment management of the Fund, the Advisor may delegate certain of its duties to one or more investment sub-advisors. In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. The Advisor may also use the research and other expertise of other affiliates and third parties in managing the Fund’s investments.

Additionally, the following is added to the first paragraph of the section entitled “Investment Advisory and Other Services – The Advisor and Investment Advisory Services – Services Provided” in the above Funds’ Statements of Additional Information:

In rendering investment advisory services, the Advisor may use the portfolio management and research resources of Columbia Management Pte. Ltd., an affiliate of the Advisor. Columbia Management Pte. Ltd. is not registered with the SEC as an investment advisor under the Investment Advisers Act of 1940, as amended. Columbia Management Pte. Ltd. has entered into a Memorandum of Understanding (“MOU”) with the Advisor pursuant to which Columbia Management Pte. Ltd. is considered a “participating affiliate” of the Advisor as that term is used in relief granted by the staff of the SEC allowing U.S. registered investment advisors to use portfolio management or research resources of advisory affiliates subject to the supervision of a registered investment advisor. Investment professionals from Columbia Management Pte. Ltd. may render portfolio management or research services to clients of the Advisor, including the Fund, under the MOU, and are subject to supervision by the Advisor.

INT-47/154032-0608